EQ ADVISORS TRUSTSM

1290 VT GAMCO Small Company Value Portfolio

SUPPLEMENT DATED SEPTEMBER 26, 2022 TO THE PROSPECTUS DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this supplement is to provide you with information regarding a decrease in the maximum annual operating expense limits applicable to the 1290 VT GAMCO Small Company Value Portfolio, effective October 1, 2022.

Effective October 1, 2022, the section of the Prospectus entitled “More information on fees and expenses — Expense Limitation Agreement” is amended to include the following information:

In the interest of limiting through April 30, 2024 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the 1290 VT GAMCO Small Company Value Portfolio, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its and its affiliates’ management, administrative and other fees to limit the expenses of the Portfolio so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses (unless noted), dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business), as a percentage of average daily net assets, do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Annual Operating Expenses Limited to (% of average daily net assets)
Portfolio*	Class IA Shares	Class IB Shares	Class K Shares
1290 VT GAMCO Small Company Value Portfolio	1.07%	1.07%	0.82%
*	Effective October 1, 2022